Exhibit 99.1

Aruba Networks Reports Fiscal First Quarter 2014 Financial Results

  Record Revenue of $160.9 Grew 11 Percent Year-Over-Year
  6.4 Million Shares Repurchased Under Stock Repurchase Program

SUNNYVALE, Calif.--(BUSINESS WIRE)--November 21, 2013--Aruba Networks, Inc. (NASDAQ: ARUN) today released financial results for its first quarter of fiscal year 2014 ended October 31, 2013.

Record revenue of $160.9 million grew 11 percent from the $144.5 million reported in Q1’13. GAAP net loss for Q1’14 was $7.8 million, a loss of $0.07 per share, compared with GAAP net loss of $0.8 million, or a loss of $0.01 per share, in Q1’13.

Non-GAAP net income for Q1’14 was $18.9 million, or $0.16 per share, compared with non-GAAP net income of $22.1 million, or $0.18 per share, in Q1’13. A reconciliation between GAAP and non-GAAP information is contained in the tables below and can also be found in the supplementary tables located in the investor section of the company’s website at www.arubanetworks.com.

“In the first quarter, we surpassed our revenue expectations and executed well on our initiatives to grow our sales and channel engine,” said Dominic Orr, Aruba’s president and chief executive officer. “The early strong performance of our 802.11ac solutions validate our technology leadership position in the industry. Additionally, we expanded our addressable market with the launch of our Aruba Central cloud-based management service, bringing Aruba’s enterprise-class performance, manageability and reliability to the cloud. Our competitive position continues to grow as IT teams recognize that upgrading their wired closet will not solve their most pressing needs brought about by an increasingly wireless world and the proliferation of devices needing access to their networks.”

Commenting on the company’s financial results, Michael Galvin, Aruba’s chief financial officer, added, “We delivered a solid quarter achieving record revenue. Leveraging our strong cash position and working capital management, we repurchased $113 million of stock in the quarter.”

Recent Highlights

  Positioned as a Leader in Gartner Inc.’s latest “Magic Quadrant for Wired and Wireless LAN Infrastructure” report published in September 2013. This year’s “Magic Quadrant for Wired and Wireless LAN Infrastructure” marks the second time that Gartner combined wireless and wired LAN infrastructure into one report. Both times, Aruba was positioned in the Leader’s quadrant.
  Introduced a new cloud-managed Wi-Fi solution that combines the new Aruba Central cloud-based management service with Aruba Instant access points to serve the requirements of diverse, distributed organizations as well as mid-sized networks. Aruba cloud Wi-Fi has 10x faster speeds than competitive solutions as well as all the features of a traditional enterprise-class wireless LAN.
  Increased the company’s stock repurchase program with the authorization by Aruba’s Board of Directors to repurchase up to an additional $100 million of its outstanding common stock under its existing share repurchase program. During the first fiscal quarter of 2014, the company repurchased 6.4 million shares of its common stock under its stock repurchase program.

Conference Call Information

Aruba will host a conference call for analysts and investors to discuss its first quarter of fiscal year 2014 results today at 4:30 p.m. Eastern time (1:30 p.m. Pacific time). Open to the public, investors may access the call by dialing +1-719-325-4782. A live webcast of the conference call will also be accessible from the “Investor Relations” section of the company’s website at www.arubanetworks.com. Following the webcast, an archived version will be available on the website for at least 90 days. To hear an audio replay of the call, parties in the United States and Canada should call +1-888-203-1112 and enter passcode 7751971. International parties can access the replay at +1-719-457-0820 and should enter passcode 7751971.

Forward-Looking Statements

This press release contains forward-looking statements, including statements about anticipated advantages from our competitive positioning and our cloud capabilities, the demand for wireless networks and the proliferation of devices needing access to wireless networks. These forward-looking statements involve risks and uncertainties, as well as assumptions, which if they do not fully materialize or prove incorrect, could cause Aruba’s results to differ materially from those expressed or implied by such forward-looking statements. The risks and uncertainties that could cause our results to differ materially from those expressed or implied by such forward-looking statements include: (1) business, economic and competitive conditions and growth trends in the wireless networking industry, our vertical markets and various geographic regions; (2) changes in overall information technology spending, particularly in emerging growth regions; (3) our sales leadership transition; and (4) those risks and uncertainties included under the captions “Risk Factors" and “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” in Aruba’s Annual Report on Form 10-K for the fiscal year ended July 31, 2013, which was filed with the SEC on September 24, 2013, and is available on Aruba’s investor relations website at www.arubanetworks.com and on the SEC’s website at www.sec.gov. All forward-looking statements in this press release are based on information available to us as of the date hereof, and we assume no obligation to update these forward-looking statements to reflect events that occur or circumstances that exist after the date on which they were made.

Non-GAAP Financial Measures

In addition to disclosing financial measures prepared in accordance with U.S. generally accepted accounting principles (GAAP), the Form 8-K and the accompanying tables contain the following non-GAAP financial measures: non-GAAP net income and non-GAAP earnings per share (EPS). The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. In addition, these measures may be different from non-GAAP measures used by other companies, limiting their usefulness for comparison purposes. Investors are cautioned that there are material limitations associated with the use of non-GAAP financial measures as an analytical tool. In particular, many of the adjustments to Aruba’s GAAP financial measures reflect the exclusion of items that are recurring and will be reflected in its financial results for the foreseeable future.

Non-GAAP net income and EPS. Aruba defines non-GAAP net income as net income plus stock-based compensation expenses and related payroll taxes, amortization expense of acquired intangible assets and other acquisition-related expenses, and the change in the valuation of the contingent rights liability. In addition, Aruba provides for non-GAAP income tax expense by applying generally accepted accounting principles to non-GAAP income, including direct and indirect tax effects of the pre-tax non-GAAP adjustments above, excluding tax related to the internal transfer of intellectual property, and accounting for non-GAAP taxes according to the annual method compared to accounting for GAAP taxes according to the discrete method. Aruba defines non-GAAP EPS as non-GAAP net income divided by the weighted average diluted shares outstanding. Aruba’s management regularly uses these non-GAAP financial measures to understand and manage its business and believes that these non-GAAP financial measures provide meaningful supplemental information regarding the company’s performance by excluding certain expenses that may not be indicative of Aruba’s “recurring operating results,” meaning its operating performance excluding not only stock-based compensation expenses and related payroll taxes, but also discrete charges that are infrequent in nature. Further, Aruba’s management excludes from non-GAAP net income the tax effects of these non-GAAP financial measures, as without excluding these tax effects, investors would only see the gross effect that excluding these expenses had on the company’s operating results. Because of varying available valuation methodologies, subjective assumptions and the variety of award types that companies can use, Aruba’s management believes that providing non-GAAP financial measures that exclude stock-based compensation expenses allows investors to compare these results with those of other companies, as well as providing management with an important tool for financial and operational decision making and for evaluating the company’s operating results over different periods of time. Similarly, by excluding amortization expense of acquired intangible assets and other acquisition-related expenses, non-recurring patent-infringement settlements and the change in the valuation of the contingent rights liability, less the related tax effects, Aruba’s management believes that investors can better understand and measure the company’s recurring operating results.

There are a number of limitations related to the use of non-GAAP net income and EPS versus net income and EPS calculated in accordance with GAAP. First, these non-GAAP financial measures exclude some costs, namely stock-based compensation expenses and related payroll taxes, that are recurring. Stock-based compensation expenses and related payroll taxes have been and will continue to be for the foreseeable future a significant recurring expense in Aruba’s business. Second, stock-based awards are an important part of Aruba’s employees’ compensation and impact their performance. Third, the components of the costs that Aruba excludes in its calculation of non-GAAP net income may differ from the components that its peer companies exclude when they report their results of operations. Management compensates for these limitations by providing specific information regarding the GAAP amounts excluded from these non-GAAP financial measures and evaluates these non-GAAP financial measures together with their most directly comparable financial measures calculated in accordance with GAAP. The accompanying tables, as well as the supplementary materials located on the IR landing page of the Aruba web site, provide reconciliations between these financial measures and their most directly comparable GAAP equivalents.

About Aruba Networks, Inc.

Aruba Networks is a leading provider of next-generation network access solutions for the mobile enterprise. The company’s Mobile Virtual Enterprise (MOVE) architecture unifies wired and wireless network infrastructures into one seamless access solution for corporate headquarters, mobile business professionals, remote workers and guests. This unified approach to access networks enables IT organizations and users to securely address the Bring Your Own Device (BYOD) phenomenon, dramatically improving productivity and lowering capital and operational costs.

Listed on the NASDAQ and Russell 2000® Index, Aruba is based in Sunnyvale, California, and has operations throughout the Americas, Europe, Middle East, Africa and Asia Pacific regions. To learn more, visit Aruba at http://www.arubanetworks.com. For real-time news updates follow Aruba on Twitter and Facebook, and for the latest technical discussions on mobility and Aruba products visit Airheads Social at http://community.arubanetworks.com.

© 2013 Aruba Networks, Inc. Aruba Networks’ trademarks include Aruba Networks®, Aruba The Mobile Edge Company® (stylized), Aruba Mobility Management System®, People Move Networks Must Follow®, Mobile Edge Architecture®, RFProtect®, Green Island®, ETips®, ClientMatchTM, Virtual Intranet AccessTM, ClearPass Access Management SystemsTM, Aruba InstantTM, ArubaOSTM, xSecTM, ServiceEdgeTM, Aruba ClearPass Access Management SystemTM, AirmeshTM, AirWaveTM, Aruba CentralTM, and “ARUBA@WORKTM. All rights reserved. All other trademarks are the property of their respective owners.

Aruba Networks, Inc.
Condensed Consolidated Balance Sheets
(In thousands)
(Unaudited)

	October 31,	July 31,
	2013	2013
Assets
Current assets
Cash and cash equivalents	$81,913	$144,919
Short-term investments	243,028	269,882
Accounts receivable, net	68,258	93,191
Inventory, net	34,364	28,895
Deferred cost of revenue	13,778	12,657
Prepaids and other current assets	22,005	20,090
Deferred income tax assets, current	28,208	29,076
Total current assets	491,554	598,710

Property and equipment, net	28,545	27,536
Goodwill	67,242	67,242
Intangible assets, net	24,573	26,937
Deferred income tax assets, non-current	20,310	19,788
Other non-current assets	6,881	6,530

Total non-current assets	147,551	148,033

Total assets	$639,105	$746,743

Liabilities and Stockholders' Equity

Current liabilities
Accounts payable and accrued liabilities	$82,245	$119,523
Income taxes payable, current	479	662
Deferred revenue, current	117,200	109,765

Total current liabilities	199,924	229,950

Deferred revenue, non-current	39,576	31,578
Other non-current liabilities	9,537	8,990

Total non-current liabilities	49,113	40,568

Total liabilities	249,037	270,518

Stockholders' equity

Common stock	11	11
Additional paid-in capital	544,707	623,155
Accumulated other comprehensive loss	(1,422)	(1,540)
Accumulated deficit	(153,228)	(145,401)

Total stockholders' equity	390,068	476,225

Total liabilities and stockholders' equity	$639,105	$746,743

Aruba Networks, Inc.
Condensed Consolidated Statements of Operations
(In thousands, except per share amount)
(Unaudited)

	Three Months Ended
	October 31,	October 31,
	2013	2012

Revenue
Product	$130,831	$119,222
Professional services and support	30,096	25,260

Total revenue	160,927	144,482

Cost of revenue
Product	40,118	36,161
Professional services and support	8,433	5,957

Total cost of revenue	48,551	42,118

Gross profit	112,376	102,364

Operating expenses
Research and development	40,445	31,963
Sales and marketing	63,044	53,919
General and administrative	14,515	11,951

Total operating expenses	118,004	97,833

Operating income (loss)	(5,628)	4,531

Other income, net
Interest income	261	316
Other income, net	270	276

Total other income, net	531	592

Income (loss) before income taxes	(5,097)	5,123

Provision for income taxes	2,730	5,949

Net loss	$(7,827)	$(826)

Shares used in computing net loss per common share, basic	112,011	111,976

Net loss per common share, basic	$(0.07)	$(0.01)

Shares used in computing net loss per common share, diluted	112,011	111,976

Net loss per common share, diluted	$(0.07)	$(0.01)

Aruba Networks, Inc.
Condensed Consolidated Statements of Operations
(GAAP to Non-GAAP Reconciliation)
(In thousands, except per share amounts)
(Unaudited)

	Three Months Ended
	October 31,	October 31,
	2013	2012

GAAP net loss	$(7,827)	$(826)

Plus:
a) Stock-based compensation expenses	27,419	22,562
b) Payroll taxes on stock-based compensation expenses	688	636
c) Amortization expense of acquired intangible assets and other acquisition-related expenses	3,606	2,664
d) Change in valuation of contingent rights liability	-	(401)
e) Non-GAAP income tax effects	(5,019)	(2,547)

Non-GAAP net income	$18,867	$22,088

GAAP net loss per common share	$(0.07)	$(0.01)

Plus:
a) Stock-based compensation expenses	0.23	0.18
b) Payroll taxes on stock-based compensation expenses	0.01	0.01
c) Amortization expense of acquired intangible assets and other acquisition-related expenses	0.03	0.02
d) Change in valuation of contingent rights liability	-	-
e) Non-GAAP income tax effects	(0.04)	(0.02)

Non-GAAP net income per common share (*)	$0.16	$0.18

Shares used in computing diluted GAAP net loss per common share	112,011	111,976

Shares used in computing diluted non-GAAP net income per common share	121,110	122,355

(*) The sum of the EPS impacts may not total to Non-GAAP net income per common share due to different share counts used in calculating GAAP loss per common share and Non-GAAP income per common share. The GAAP loss per common share calculation uses a lower share count as it excludes potentially dilutive shares which are included in calculating non-GAAP income per common share.

Aruba Networks, Inc.
Condensed Consolidated Statements of Operations
As a Percentage of Total Revenue
(Unaudited)

	Three months ended
	October 31,	October 31,
	2013	2012
Revenue
Product	81.3%	82.5%
Professional services and support	18.7%	17.5%

Total revenue	100.0%	100.0%

Cost of revenue
Product	25.0%	25.0%
Professional services and support	5.2%	4.2%

Total cost of revenue	30.2%	29.2%

Gross profit	69.8%	70.8%

Operating expenses
Research and development	25.1%	22.1%
Sales and marketing	39.2%	37.3%
General and administrative	9.0%	8.3%

Total operating expenses	73.3%	67.7%

Operating income (loss)	(3.5%)	3.1%

Other income, net
Interest income	0.1%	0.2%
Other income, net	0.2%	0.2%

Total other income, net	0.3%	0.4%

Income (loss) before income taxes	(3.2%)	3.5%

Provision for income taxes	1.7%	4.1%

Net loss	(4.9%)	(0.6%)

Aruba Networks, Inc.
Condensed Consolidated Statements of Cash Flows
(In thousands)
(Unaudited)

	Three Months Ended
	October 31,	October 31,
	2013	2012

Cash flows from operating activities
Net loss	$(7,827)	$(826)

Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	7,032	5,051
Provision for doubtful accounts	(85)	117
Write downs for excess and obsolete inventory	1,853	1,868
Stock-based compensation expenses	27,419	22,562
Accretion of purchase discounts on short-term investments	609	263
Loss on disposal of fixed assets	109	-
Change in carrying value of contingent rights liability	-	(401)
Deferred income taxes	(351)	126
Excess tax benefit associated with stock-based compensation	-	(925)
Changes in operating assets and liabilities:
Accounts receivable	25,018	7,057
Inventory	(7,322)	(8,602)
Prepaids and other current assets	(763)	208
Deferred cost of revenue	(1,121)	65
Other non-current assets	(351)	1,459
Accounts payable and other current and non-current liabilities	(37,643)	(5,198)
Deferred revenue	15,433	10,923
Income taxes payable	(762)	3,163

Net cash provided by operating activities	21,248	36,910

Cash flows from investing activities
Purchases of short-term investments	(62,362)	(67,037)
Proceeds from sales of short-term investments	48,080	20,252
Proceeds from maturities of short-term investments	40,645	38,166
Purchases of property and equipment	(4,604)	(5,357)

Net cash provided by (used in) investing activities	21,759	(13,976)

Cash flows from financing activities
Proceeds from issuance of common stock	7,449	11,336
Repurchases of common stock under stock repurchase program	(113,462)	(11,524)
Excess tax benefit associated with stock-based compensation	-	925

Net cash provided by (used in) financing activities	(106,013)	737

Effect of exchange rate changes on cash and cash equivalents	-	19

Net increase (decrease) in cash and cash equivalents	(63,006)	23,690

Cash and cash equivalents, beginning of period	144,919	133,629

Cash and cash equivalents, end of period	$81,913	$157,319

Supplemental disclosure of cash flow information:
Income taxes paid	$2,099	$1,180

Non-cash investing and financing activities:
Unpaid purchases of property and equipment	$1,182	$212

CONTACT:
Aruba Networks, Inc.
IR Contact:
Tonya Chin, 408-598-4924
Senior Director, Investor Relations
tchin@arubanetworks.com